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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: NOVEMBER 5, 1999
                       (Date of earliest event reported)




                                GTE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
         NEW YORK                      1-2755                         13-1678633
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER) (I.R.S. EMPLOYER IDENTIFICATION NO.)
       INCORPORATION)
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            1255 Corporate Drive, SVC04C08, Irving, Texas             75038
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


        Registrant's telephone number, including area code 972-507-5000




     (Former name, former address and former fiscal year, if changed since last report)




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                                GTE CORPORATION

                                    FORM 8-K


Item 5.  Other Events

On November 4, 1999, GTE Corporation ("GTE") and Bell Atlantic Corporation ("Bell Atlantic") announced the broad organization of the company to be formed through the Bell Atlantic-GTE merger, and designated six executives to fill key positions upon completion of the transaction. Reference is made to the joint press release dated November 4, 1999, issued by GTE and Bell Atlantic, which is attached as Exhibit 99.1 and is incorporated herein by reference.

Also on November 4, 1999, GTE announced that Kent B. Foster, President of GTE, will retire from the company effective December 31, 1999. Reference is made to the press release dated November 4, 1999, issued by GTE, which is attached as
Exhibit 99.2 and is incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits

          (c)     Exhibits

                  99.1 News Release, dated November 4, 1999, issued by GTE Corporation and Bell Atlantic Corporation

                  99.2 News Release, dated November 4, 1999, issued by GTE Corporation

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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
                                               GTE Corporation
                                   ---------------------------------------------
                                                (Registrant)

Date:       November 5, 1999                /s/ Marianne Drost
         ----------------------    ---------------------------------------------
                                                Marianne Drost
                                              Corporate Secretary
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                                 EXHIBIT INDEX
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Exhibit
Number       Description
-------      -----------
99.1         News Release, dated November 4, 1999, issued by GTE Corporation and Bell Atlantic Corporation

99.2         News Release, dated November 4, 1999, issued by GTE Corporation
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